As filed with the Securities and Exchange Commission on January 20, 2006.
                                                     Registration No. 333-131085
================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               Amendment No. 1 to
                                    Form S-3


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  ADA-ES, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)

                Colorado                         84-1457385
                --------                         ----------
       (State of incorporation)       (IRS Employer Identification No.)

              8100 SouthPark Way, Unit B, Littleton Colorado 80120
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)

      (Registrant's telephone number, including area code): (303) 734-1727

                                Mark H. McKinnies
                 8100 SouthPark Way, B, Littleton Colorado 80120
                                 (303) 734-1727
                (Name, address, including zip code and telephone
          number, including area code, of agent for service of process)


                                With a copy to:
                             Julie A. Herzog, Esq.
                         SCHUCHAT, HERZOG & BRENMAN, LLC
                          1900 Wazee Street, Suite 300
                                Denver, CO 80202
                                 (303) 295-9700


APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ X ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------
                                                               Proposed
Title of each class                       Proposed             maximum
of securities to be     Amount to be      maximum offering     aggregate offering   Amount of
registered              registered        price per share      price                registration fee
----------------------------------------------------------------------------------------------------
Common Stock, no
par value:
   For sale by selling
     shareholders       789,089 Shares    $22.485 (*)          $17,742,666 (*)      $1,898.47
----------------------------------------------------------------------------------------------------


(*) Based on the average of the high and low sale prices reported for the Common
Stock on the NASDAQ Capital Market on January 13, 2006. The resulting fee is calculated pursuant to section (c) of Rule 457 of Regulation C, and has been previously paid.




The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  Subject To Completion, Dated January __, 2006



                                  ADA-ES, INC.
                         789,089 SHARES OF COMMON STOCK


This Prospectus relates to 789,089 shares of our Common Stock being offered for resale by certain selling shareholders.

The selling shareholders may offer their Common Stock through or to securities brokers or dealers designated by them on the NASDAQ Capital Market or in other transactions negotiated by the selling shareholders. The selling shareholders may sell the shares at whatever prices are current when particular sales take place or at other prices to which the selling shareholders agree. The selling shareholders will pay any brokerage fees or commissions relating to the sale of shares. The registration of the selling shareholders' shares does not necessarily mean that any shares will be sold.

We will receive no amounts from the sales of any of the shares subject to this registration statement. We are paying the costs of preparing and filing the registration statement of which this prospectus is a part.

The acquisition and ownership of our Common Stock involve a high degree of risk. Only investors who are able to afford the risk of loss of their entire investment should purchase our Common Stock. See "Risk Factors" beginning on page 2 of this prospectus.


Our Common Stock is traded on the NASDAQ Capital Market under the symbol "ADES". On January 19, 2006, the last quoted sales price of the Common Stock on that market was $23.28 per share.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The mailing address and telephone number of our principal executive office are 8100 SouthPark Way, Unit B, Littleton, Colorado 80120 and (303) 734-1727.



This prospectus is dated ___________________, 2006.

                                TABLE OF CONTENTS
                                -----------------

COVER PAGE                                                                   1

RISK FACTORS                                                                 2
         RISKS RELATING TO OUR BUSINESS                                      2
         GENERAL RISKS                                                       3

WHERE YOU CAN FIND MORE INFORMATION                                          4

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                              5

FORWARD LOOKING STATEMENTS                                                   6

ADA-ES, INC.                                                                 6

USE OF PROCEEDS                                                              10

SELLING SHAREHOLDERS                                                         10

PLAN OF DISTRIBUTION                                                         11

TRANSFER AGENT                                                               12

LEGAL MATTERS                                                                12

EXPERTS                                                                      12

In this prospectus, "the Company," "we," "us," or "our" refers to ADA-ES, Inc., a Colorado corporation, and its consolidated subsidiary. You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. Neither the selling shareholders nor we have authorized anyone else to provide you with different information. The selling shareholders are not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information in this prospectus or any prospectus supplement is accurate as of any date other than the date on the front of those documents.

                                  RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information in this prospectus and any other filings we may make with the Securities and Exchange Commission in the future before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment. An investment in our common stock may involve additional risks and uncertainties not described below.

RISKS RELATING TO OUR BUSINESS

IF EXISTING AND PLANNED ENVIRONMENTAL LAWS ARE RESCINDED OR SUBSTANTIALLY CHANGED, OUR BUSINESS WOULD BE ADVERSELY AFFECTED
A significant market driver for our existing products and services, and those planned in the future, are the environmental laws that limit emissions from power plants. In the event that such laws were rescinded or substantially changed, our business would be adversely affected by declining demand for such products and services. Demand for the Company's FGC and ADA 249 products is primarily two-fold. Customers purchase these products to mitigate operating problems and/or to help comply with environmental regulations such as the Clean Air Act Amendments of 1990. Although the Company's existing customers and those expected in the near-term are believed to desire the Company's products for mitigation of operating problems, we would anticipate that any softening of existing air pollution control requirements would slow expected growth for these products.

Demand for the Company's mercury emission control ("MEC") technology is being driven almost exclusively by legislation requiring such control. Mercury has been identified as a toxic substance and pursuant to a court order the EPA issued the Clean Air Mercury Regulations ("CAMR") for its control in March 2005. CAMR is being contested by as many as fourteen different states and four environmental groups for its failure to meet court-mandated standards. In response to the uncertainty surrounding CAMR, several states have passed, or are expected to pass, legislation requiring such control including Connecticut, New Hampshire, New Jersey, Massachusetts, North Carolina, Wisconsin and Pennsylvania.

Following widespread disappointment and legal challenges of the CAMR, in November 2005 the State and Territorial Air Pollution Program Administrators and the Association of Local Air Pollution Control Officials (STAPPA/ALAPCO) - the two national associations of air pollution control agencies throughout the United States, have developed a model rule entitled, "Mercury from Power Plants:
A Model Rule for States and Localities" in response to concern that EPA's CAMR was inconsistent with the requirements of the Clean Air Act and would not result in adequate reductions in emissions of mercury from coal-fired power plants to protect public health. The STAPPA/ALAPCO model rule provides state and local governments with the tools needed to obtain reductions in mercury emissions necessary to meet the requirements of the Clean Air Act. Specifically, the model describes two options for state and local governments that wish to develop utility mercury rules that are more protective of public health and the environment than EPA's regulation and contains model rule language for both. The phased timing proposed in the model rule allows power generators to consider mercury specific control technologies, or alternatively, control technologies that reduce mercury as an added benefit when reducing other air pollution emissions. The model rule provides compliance options using two phases, the use of annual rolling averages, and averaging of emissions across sources at a facility; and may well provide the flexibility to prevent any threat to a source's ability to continue to generate power. As compared with either maximum achievable control technology (MACT) regulation, or CAMR, we believe the STAPPA/ALAPCO model rule better reflects the capabilities of mercury control technologies that are currently commercially available today and gives power generators options in selecting the most cost effective approach for each plant.

The impact of various state and federal regulations on the future of our business, and the long-term growth of the MEC market for the electric utility industry will most likely depend on the final outcome of the CAMR court action and how industry chooses to respond to a final CAMR and other state regulations, which are in various stages of enactment. As many as 1,100 existing coal-fired boilers may be affected by such regulations, when they are fully implemented. Permitting of new coal-fired plants generally requires them to meet more stringent requirements that likely include MEC. For the near-term, our revenues from this market will depend on (i) DOE- and industry-funded contracts, (ii) mercury testing services and (iii) equipment sales and commissions on sorbents sold to new plants and existing plants affected by the implementation of enacted regulations. We do not expect significant revenue growth unless and until federal regulations and/or state regulations impact a significant portion of existing boilers. Delays in, or derailment of, the passage of state mercury control legislation or undue delay in resolution of the CAMR court action will likely impede the expected growth of the Company.

IF THE DEPARTMENT OF ENERGY (DOE) DISCONTINUES FUNDING OF EXISTING AND PLANNED CLEAN COAL TECHNOLOGY PROGRAMS, OUR BUSINESS WOULD BE HARMED.
In the first nine months of 2005, 2004 and 2003, 26%, 29% and 26%, respectively of the our revenues were derived from or related to DOE programs. Our revenues from government contracts would be adversely impacted by any material decrease in funding for the projects in which we are involved. In addition, we look to the DOE funding as a significant means to further develop our technology and intellectual property in the areas of mercury emissions control and flue gas conditioning additives covered by that funding. Any material decrease in funding for the projects in which we are involved would hamper the development of our technology and intellectual property as it does not appear that we could currently fund the same level of development work apart from the DOE.

THE LOSS OF KEY RELATIONSHIPS WOULD ADVERSELY AFFECT OUR SALES AND FINANCIAL CONDITION
We have developed key industry relationships with companies much larger than ourselves (e.g., NORIT Americas, Inc., Alstom Power, Inc, and Arch Coal, Inc.). Subject to the terms of those agreements, the relationships may be terminated by the passage of time, through notification from the other party or failure of the Company to obtain a certain market share of activated carbon sales. We believe these relationships bolster our position in the market to limit mercury emissions from coal-fueled power plants. The loss of these relationships would impede our ability to secure business from that market.

TECHNICAL OR OPERATIONAL PROBLEMS WITH THE ACTIVATED CARBON INJECTION SYSTEMS COULD RESULT IN DELAYS THAT ADVERSELY AFFECT OUR FINANCIAL CONDITION
Our activated carbon injection (ACI) systems have been demonstrated for several months at certain power plants and are starting to be installed on a permanent basis for the first time. There can be no assurance that there will be no technical or operational problems with our ACI systems. Any such problems could result in delays in, or postponement or cancellation of, expected installations at power plants.

EFFECT OF ISSUING PERFORMANCE GUARANTEES FOR COMMERCIAL ACTIVATED CARBON INJECTION SYSTEMS IS UNKNOWN AND COULD ADVERSELY AFFECT OUR FINANCIAL CONDITION The market for commercial ACI systems to control mercury emissions is emerging as state and federal regulations are being formalized. Performance guarantees have been and will likely continue to be an integral part of successful sales. Such guarantees typically require levels of mercury removal efficiency based on stated injection rates of a specified or approved activated carbon given other operating parameters, including the nature of the coal burned. Provisions of such guarantees generally require us to spend amounts up to the value of the sales contract to "make right" the performance of the ACI, if the guaranteed level of performance is not achieved. Any substantial payments under such guarantees would have an adverse effect on our financial condition and our ability to generate future sales.

ANY DECREASE IN THE USE OF COAL BY ELECTRIC UTILITY COMPANIES COULD ADVERSELY AFFECT OUR FINANCIAL CONDITION AND BUSINESS
Our business depends substantially on providing air pollution and operating cost solutions to coal-fueled power plants. If the demand for coal declines as a result of increases in the use of alternative fuels, technological developments or general economic conditions, the Company's financial condition and business could be materially adversely affected.

OUR FINANCIAL RESULTS MAY FLUCTUATE AS A RESULT OF SEASONALITY AND OTHER FACTORS, INCLUDING THE DEMAND FOR ENVIRONMENTAL TECHNOLOGY AND SPECIALTY CHEMICALS, WHICH MAKES IT DIFFICULT TO PREDICT OUR FUTURE PERFORMANCE
The environmental technology and specialty chemicals industry is generally subject to seasonal trends. These trends reflect the general pattern of electricity use and generation, which typically peak during the spring and summer months and decline from October through March. Our quarterly results can be expected to fluctuate in the future, reflecting this seasonality. These and other factors may make it difficult to predict our results of operations. If our results of operations do not meet the expectations of our shareholders and financial analysts, then our common stock price may be adversely impacted.

INADEQUATE SUPPLIES OF ACTIVATED CARBON COULD ADVERSELY AFFECT OUR
PROFITABILITY.
We expect the demand for activated carbon to increase as power plants begin to use ACI systems to control mercury emissions. If the production of activated carbon, which is outside our control, does not increase to meet the increased demand, the inadequate supplies of activated carbon could harm our results of operations and business.

INADEQUATE SUPPLIES OF COAL COULD ADVERSELY AFFECT OUR PROFITABILITY.
Our profitability depends on working with coal-fueled power plants. If economically recoverable coal reserves are not available or if coal cannot be readily supplied to power plants because of transportation, labor or other issues, such unavailability could adversely affect our profitability and impede the growth of our business.

WE ARE AN EMERGING COMPANY IN A NEW INDUSTRY, WHICH ENTAILS RISKS THAT COULD IMPAIR OUR BUSINESS
We intend to pursue a growth strategy for the foreseeable future by expanding our environmental technology/specialty chemicals business into the emerging MEC market. We anticipate that future operations will place a strain on management, information systems and other resources. We must attract and integrate new personnel, improve existing procedures and controls and implement new ones to support future growth. Any inability to meet our future hiring needs and to adapt our procedures and controls accordingly could have a material adverse effect on our results of operations, financial condition and business prospects. In addition, if we make strategic acquisitions, we must successfully integrate the acquired operations in a timely manner. We cannot assure you that we will achieve our growth expectations, and our inability to do so could materially adversely affect our results of operations and business.

WE DEPEND ON KEY PERSONNEL
We depend on the performance of our senior management team -- including Jonathan Barr, C. Jean Bustard, Dr. Mark McKinnies, Rich Miller and Richard Schlager, and their direct reports and other key employees, particularly highly skilled engineers. Our success depends on our ability to attract, retain and motivate these individuals. We do not have any binding agreements with any of our employees that prevent them from leaving our company at any time. We compete heavily for these personnel. In addition, we do not maintain key person life insurance on any of our employees. The loss of the services of any of our key employees or our failure to attract, retain and motivate key employees could harm our business.

CHANGES IN TAXATION RULES OR FINANCIAL ACCOUNTING STANDARDS COULD ADVERSELY AFFECT OUR RESULTS OF OPERATIONS
Changes in taxation rules and accounting pronouncements (and changes in interpretations of accounting pronouncements) have occurred and may occur in the future. A change in existing taxation rules or accounting standards could have an adverse effect on our reported results of operations.

RISKS RELATING TO OUR COMMON STOCK

A SIGNIFICANT PORTION OF OUR OUTSTANDING SHARES OF COMMON STOCK MAY BE SOLD IN THE PUBLIC MARKET IN THE NEAR FUTURE, WHICH COULD LOWER THE MARKET PRICE OF OUR STOCK
As of December 9, 2005, we had 5,610,287 shares of common stock issued and outstanding of which 789,089, or approximately 14%, are being registered pursuant to the registration statement of which this prospectus forms a part. Sales of substantial amounts of our common stock, or the perception that such sales will occur, may have a material adverse effect on our stock price.

THE ISSUANCE OF ADDITIONAL SECURITIES IN THE FUTURE COULD HARM THE BOOK VALUE OF THE OUTSTANDING SHARES OF COMMON STOCK
To the extent our future funding requirements dictate the issuance of convertible securities or preferred stock or debt instruments having liquidation, dividend and other preferences and priorities to the shares of common stock, the shares of common stock may suffer a decline in book value. Our Board of Directors has the authority to authorize the offer and sale of additional securities without the vote of or notice to existing shareholders, and it is likely that additional securities may be issued to provide future financing or in connection with acquisitions. The issuance of additional securities could dilute the percentage interests and per share book value of existing shareholders.

LACK OF EXPECTED DIVIDENDS MAY MAKE OUR STOCK LESS ATTRACTIVE AS AN INVESTMENT We intend to retain all future earnings for use in the development of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Generally stocks which pay regular dividends command higher market trading prices, and so our stock price may be lower as a result of our dividend policy.



WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and, therefore, file reports, proxy statements and other information with the SEC. The reports, proxy statements and other information we file with the Commission may be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W. Washington, D.C. 20549. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC on the Commission's Web Site at (http://www.sec.gov).

This prospectus, which constitutes a part of a registration statement on Form S-3 filed by us with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), omits certain of the information set forth in the registration statement. Accordingly, you should reference the registration statement and its exhibits for further information with respect to our common stock and us. Copies of the registration statement and its exhibits are on file at the offices of the SEC. Furthermore, statements contained in this prospectus concerning any document filed as an exhibit are not necessarily complete and, in each instance, we refer you to the copy of such document filed as an exhibit to the registration statement. You should rely only on the information or representations provided in this prospectus and the registration statement. We have not authorized anyone to provide you with different information.

Our Common Stock is currently traded in the over-the-counter market and is quoted on the NASDAQ Capital Market. Reports, proxy statements and other information filed by the Company therewith can be inspected at the National Association of Securities Dealers, Inc. 1735 K Street NW, Washington , D.C. 20006.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to incorporate by reference the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and information that we file later with the SEC will automatically update and supersede the information in this prospectus. Accordingly, we incorporate by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act:

     1. Our annual report on Form 10-KSB, for the year ended December 31, 2004.
     2. Our quarterly reports on Form 10-QSB for the three months ended March 31, June 30 and September 30, 2005.
     3. Our current reports on Form 8-K dated January 4, 2005, March 10, 2005, May 11, 2005, August 11, 2005, October 14, 2005, October 26, 2005,
          November 10, 2005 and December 5, 2005.
     4. The description of our Common Stock contained in the Registration Statement on Form 10-SB filed March 24, 2003 as amended and declared effective by the Securities and Exchange Commission.


All reports and other documents we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus and before the filing of a post-effective amendment which indicates that all securities offered under this prospectus have been sold or which deregisters all securities remaining unsold, should also be considered to be part of this prospectus from the date of the filing of those reports and documents.

We will provide without charge to each person, including any beneficial owner, to whom a prospectus is delivered, upon written or oral request a copy of our annual, quarterly and current reports as filed with the Commission, and a copy of any or all of the other documents incorporated by reference in this document. The annual report on Form 10-KSB includes our audited financial statements. Requests should be directed to ADA-ES, Inc., 8100 SouthPark Way, Unit B, Littleton, Colorado 80120, Attention: Investor Relations (telephone 303-734-1727).

---------------------------------

FORWARD LOOKING STATEMENTS

Except for historical information contained in this prospectus, the matters discussed in this prospectus may contain or incorporate certain forward-looking information. Statements containing terms such as "will," "hope," "expects," "plans," "intends," "estimates," "anticipates" are considered to contain uncertainty and are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements incorporated in this prospectus include statements regarding our expectations for market growth; the impact of governmental regulations and the outcome of pending litigation contesting them; expected growth in revenues, operating cash flow and research and development expenses; anticipated declines in chemical purchases by the Midwestern power plant, gross margins and interest expenses; expenses under our defined contribution and 401(k) plan; our ability to meet the schedule for the ACI system at the Iowa power plant; our ability to satisfy performance guaranties; sufficiency of working capital; future capital expenditures; realization of net deferred tax assets; outcome of any governmental audits of our contracts; availability of skilled labor; the impact of our implementation of SFAS Nos. 154 and 123R and no material effect on our internal controls.

Forward looking statements involve risks and uncertainties that could cause results to differ materially, including changing market conditions and other risks detailed in this prospectus and other documents filed by us with the Securities and Exchange Commission from time to time. Factors that might cause such a difference include, but are not limited to, those discussed in the section entitled "RISK FACTORS" above. You are cautioned that no forward-looking statement is a guarantee of future performance and you should not place undue reliance on any forward-looking statement, which reflect management's analysis only as of the date of such statements. You should carefully consider the risks set forth above under the title "RISK FACTORS" prior to purchasing our common stock. We are not taking on the obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this prospectus.


USE OF PROCEEDS

We will not receive any proceeds from the sale of Common Stock by the selling shareholders. In connection with this offering, we estimate that we will incur costs of approximately $5,500.00 for legal, accounting, printing, and other costs. Any separate costs of selling shareholders will be borne by them.

SELLING SHAREHOLDERS

In October 2005 we entered into several Subscription and Registration Rights Agreements (the "Sub Docs") and privately sold 789,089 shares of our common stock to the selling shareholders, who are all institutional accredited investors, at a price of $17.00 per share, for a total offering price of approximately $13.4 million. The net proceeds to us from the sales totaled approximately $12.6 million, which will be used for our general working capital needs. Pritchard Capital Partners LLP and Adams Harkness Inc. acted as the placement agents for the sales and received a total cash fee of approximately 6% of the gross proceeds of the offering as well as reimbursement for certain offering expenses.

As a requirement of the Sub Docs, we agreed to file a registration statement covering the shares sold with the U.S. Securities and Exchange Commission within 90 days. The registration for resale of all such shares of Common Stock issued and outstanding discussed in this paragraph is included in this prospectus.

The following table provides certain information, as of the date of this prospectus, respecting the selling shareholders, the shares of Common Stock held by them, to be sold, and to be held following the offering, assuming the sale by such selling shareholders of all shares of Common Stock offered. This information is based on information provided to us by the applicable selling shareholders. We may add additional selling shareholders or update or change the information in this Section as may be appropriate from time to time through amendments to the registration statement or the filing of prospectus supplements.

To the best of our knowledge, none of the selling shareholders are broker dealers or affiliated with any broker dealers. None of the selling shareholders has, or within the past three years has had, any position, office or other material relationship with us. The number of shares in the column "Shares to be Offered" represents all of the shares that a selling shareholder may offer under this prospectus. The selling shareholders may sell some, all or none of their shares. We are unable to determine the exact amount of shares that actually will be sold. We currently have no agreements, arrangements or understandings with the selling shareholders regarding the sale of any of the shares.

Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person, shares of common stock subject to options or warrants held by that person that are currently exercisable or become exercisable within 60 days following January 17, 2006, are deemed outstanding. Unless otherwise indicated, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.


                                                 Shares Owned
                                                   Prior to        Shares to     Securities Owned
Selling Shareholders                             the Offering      be offered     After Offering
--------------------                             ------------      ----------   --------------------
                                                                                  Number       %
                                                                                ---------   --------
Deephaven Event Trading, Ltd. (1)                     71,947         71,947           --       --

The Dow Chemical Employees' Retirement
Plan(2)(20)                                            4,200          4,200           --       --

Dynamis Energy Fund Limited (3)                       18,510         18,510           --       --

Dynamis Energy Fund, LP (3)                          302,814        131,490      171,324      3.1

Edison Sources Ltd.(4)(5)(19)                         48,000         14,800       33,200       *

Figaro Investments Limited (6)(20)                    12,900          1,700       11,200       *

The Government of Singapore Investment
Corp.(7)(20)                                          16,700         16,700           --       --

Guggenheim Portfolio Company XII, LLC(8)               6,000          6,000           --

Highbridge Capital Management, LLC(9)                 20,000         20,000           --       --

Iroquois Master Fund Ltd.(10)                         17,647         17,647           --       --

J. Caird Investors (Bermuda) L.P. (20)               141,700         29,100      112,600      2.0

J. Caird Partners, L.P. (20)                         203,600         28,600      175,000      3.1

MA Deep Event Trading, Ltd. (1)                        7,465          7,465           --       --

Nite Capital LP(11)                                   23,530         23,530           --       --

Oregon Investment Council (12)(20)                    29,200         29,200           --       --

Public Sector Pension Investment Board(13)(20)        20,900         20,900           --       --

Radian Group Inc.(7)(20)                               2,500          2,500           --       --

Raffles Associates, L.P. (14)                         63,700         10,000       53,700       *

Raytheon Combined DB/DC Master Trust
Energy Hedge Account (4)(5)(19)                       32,700         10,100       22,600       *

Raytheon Master Pension Trust (15)(20)                98,800          8,200       90,600      1.6

Raytheon Master Pension Trust Energy Hedge
Account (4)(5)(19)                                    50,900         50,900           --       --

The Retirement Program Plan for Employees of
Union Carbide(2)(20)                                   4,200          4,200           --       --

The Robert Wood Johnson Foundation(18)(20)             8,300          8,300           --       --

Rock Creek Partners Ltd.(16)                          50,000         50,000           --       --

Seneca Capital LP(8)                                  36,000         36,000           --       --

Seneca Capital International, Ltd.(8)                 75,000         75,000           --       --

SSR Energy & Natural Resource Hedge Fund, LLC
(4)(5)(19)                                           202,800         74,200      128,600      2.3

WTC-CTF Unconventional Value Portfolio (17)(20)       37,100          7,100       30,000       *

WTC-CIF Unconventional Value Portfolio (17)(20)       49,600          8,700       40,900       *

WTC-CIF Micro-Cap Equity Portfolio (17)(20)            3,800          2,100        1,700       *
                                                   ---------        -------      -------     ----

Totals                                             1,660,513        789,089      871,424     15.5
                                                   =========        =======      =======     ====



* Less than one percent
(1) Deephaven Capital Management LLC ("Deephaven"), acting as investment adviser, has investment and voting power for the Securities. Deephaven disclaims beneficial ownership of the Securities.
(2) Kane & Co. is the registration name for The Dow Chemicals Employees' Retirement Plan and The Retirement Program Plan for Employees of Union Carbide.
(3) Dynamis Advisors, Inc. ("Dynamis"), acting as investment adviser, has investment and voting power for the Securities. Dynamis disclaims beneficial ownership of the Securities. Included in the shares owned prior to and after the offering are 5,000 shares owned by Alex Bocock, a principal with Dynamis.
(4) Edison Sources Ltd., Raytheon Combined DB/DC Master Trust Energy Hedge Account, Raytheon Master Pension Trust Energy Hedge Account and SSR Energy and Natural Resources Hedge Fund LLC are managed Blackrock, Inc. as investment advisor.
(5) Jayvee & Co. is the registration name for Edison Sources Ltd., Raytheon Combined DB/DC Master Trust Energy Hedge Account, Raytheon Master Pension Trust Energy Hedge Account and SSR Energy and Natural Resources Hedge Fund LLC.
(6)  Hare & Co. is the registration name for Figaro Investments.
(7) Ell & Co. is the registration name for The Government of Singapore Investment Corporation Pte Ltd. and Radian Group Inc.
(8) Doug Hirsch is a managing member of PAGS Investing, LLC, the investment manager to Guggenheim Portfolio Company XII, LLC and has investment and voting power for the Securities. Mr. Hirsch is the managing member of (i) Seneca Capital Advisors, LLC, the general partner of Seneca Capital, L.P., and (ii) Seneca Capital Management, LLC, the investment manager to Seneca Capital International, Ltd., and has investment and voting power for the Securities. Mr. Hirsch disclaims beneficial ownership of the Securities except to the extent of his pecuniary interest therein.
(9) Highbridge Capital Management, LLC of which James Thalacker is Portfolio Manager and has investment and voting power for the Securities.
(10) Joshua Silverman has voting and investment control over the shares held by Iroquois Master Fund Ltd. Mr. Silverman disclaims beneficial ownership of the Securities.
(11) Keith A. Goodman is Manager of the General Partner of Nite Capital LP, which has investment and voting power for the Securities.
(12) Westcoast & Co is the registration name for the Oregon Investment Council.
(13) Mac & Co. is the registration name for the Public Sector Pension Investment Board.
(14) Paul H. O'Leary is General Partner of Raffles Associates L.P., which has investment and voting power for theSecurities.
(15) Bost & Co. is the registration name for Raytheon Master Pension Trust.
(16) James H. Dahl is Managing General Partner of Rock Creek Partners Ltd., which has investment and voting power for the Securities.
(17) Finwell & Co. is the registration name for WTC-CTF Unconventional Value Portfolio, WTC-CIF Unconventional Value Portfolio and WTC-CIF Micro-Cap Equity Portfolio.
(18) Benchworthy & CO is the registration name for The Robert Wood Johnson Foundation.
(19) Blackrock, Inc ("Blackrock") is an investment advisor registered under the Investment Advisers Act of 1940, as amended. Blackrock has sole voting and dispositive power over the Securities. Blackrock disclaims beneficial ownership of the Securities.
(20) Wellington Management Company LLP ("Wellington") acts as investment adviser to the record owners of the Securities and is registered under the Investment Advisers Act of 1940, as amended.

PLAN OF DISTRIBUTION

This Prospectus relates to the public offer and sale by the selling shareholders of 789,089 shares of Common Stock. We may update or change the information in this Section as may be appropriate from time to time through amendments to the registration statement or the filing of prospectus supplements. The selling shareholders and any of their pledgees, donees, transferees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be made directly or through one or more underwriters, broker-dealers or agents and may be at prevailing market prices, fixed prices or negotiated prices. The selling shareholders may use any one or more of the following methods when selling shares:

     o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
     o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
     o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
     o an exchange distribution in accordance with the rules of the applicable exchange;
     o    privately negotiated transactions;
     o    settlement of short sales;
     o sales through broker-dealers of a specified number of shares at a stipulated price per share;
     o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
     o    a combination of any such methods of sale; and
     o    any other method permitted pursuant to applicable law.

The selling shareholders may or may not sell any of their shares of common stock pursuant to this prospectus. The selling shareholders may also sell shares under Rule 144 under the Securities Act, if available, or another exemption from registration under the Securities Act rather than under this prospectus. The shares of our common stock may be sold in some states only through registered or licensed brokers or dealers. In addition, in some states, the shares of our common stock may not be sold unless they have been registered or qualified for sale or the sale is entitled to an exemption from registration.

As of the date hereof, no selling shareholder has advised us that it has entered into any agreement or understanding with any underwriter, dealer or broker for the offer or sale of the Common Stock. Broker-dealers engaged by a selling shareholder may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling shareholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling shareholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. The selling shareholders may agree to indemnify any underwriter, dealer or broker that participates in transactions involving shares against certain liabilities, including liabilities arising under the Securities Act.

In connection with the sale of our common stock or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling shareholders may also sell shares of our common stock short and deliver these shares to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these shares. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

If we are notified in writing by a selling shareholder that any material arrangement has been entered into with a broker-dealer for the sale of Common Stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. Upon our being notified in writing by a selling shareholder that a donee or pledgee intends to sell shares of Common Stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

The selling shareholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of the shares will be paid by the selling shareholder and/or the purchasers. Each selling shareholder has represented and warranted to us that it acquired the shares subject to this registration statement for its own account, not as a nominee or agent, for investment purposes and not with a view towards distribution or resale within the meaning of the Securities Act.

Selling shareholders may not use shares registered on this Registration Statement to cover short sales of Common Stock made prior to the date on which this Registration Statement becomes effective. If a selling shareholder uses this prospectus for any sale of the Common Stock, it will be subject to the prospectus delivery requirements of the Securities Act. The selling shareholders will be responsible to comply with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such selling shareholders in connection with resales of their respective shares under this Registration Statement.

Once sold under the registration statement of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

We have agreed to indemnify and hold harmless the selling shareholders and each of their respective officers, directors, certain representatives and persons controlling the selling shareholders from and against any claim or liability under the Securities Act or otherwise if such liability or claim arises out of a material untrue statement or a material omission in the registration statement of which this prospectus is a part or this prospectus. We also have agreed to reimburse such persons for all legal and other expenses incurred by them in connection with investigating or defending any such claim. This obligation to indemnify does not apply, however, if the liability arises from (a) a material untrue statement or a material omission (i) in reliance upon or in conformity with written information furnished to us by the selling shareholder or (ii) that was corrected in a final prospectus furnished to the selling shareholder but which the selling shareholder failed to deliver to the purchaser or (b) use of a registration statement or prospectus after we have notified the selling shareholder that a stop order has been issued in respect of such registration statement or prospectus or any proceedings for that purpose have been initiated or use of a prospectus when such use has been suspended (collectively, "Excluded Liabilities").
The selling shareholders have agreed to indemnify and hold us, our officers, directors, certain representatives and each person who controls us, harmless from and against any Excluded Liability and have agreed to reimburse us and such persons for all legal and other expenses incurred by us and them in connection with investigating or defending any such claim.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions or otherwise, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

TRANSFER AGENT AND REGISTRAR
Computershare Investor Services is the transfer agent and registrar for our common stock. It is located at Suite 800, 350 Indiana Street, Golden, CO 80401, telephone (303) 262-0600.

LEGAL MATTERS
Certain legal matters with respect to the legality of the securities offered and the organization and existence of our company have been passed upon for us by Schuchat, Herzog & Brenman, LLC, 1900 Wazee Street, Suite 300, Denver, Colorado 80202.

EXPERTS
The consolidated financial statements which are incorporated by reference in this prospectus by reference from our Annual Report on Form 10-KSB as of and for the year ended December 31, 2004, have been audited by Hein & Associates LLP, certified public accountants, as stated in their report, which are incorporated herein by reference, and have been so incorporated in reliance upon such report given the authority of that firm as experts in accounting and auditing.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

     The following table sets forth the various expenses payable by the Registrant in connection with the sale and distribution of the securities being registered. All of the amounts shown are estimated except for the Securities and Exchange Commission registration fee and listing fees. The Selling Shareholders will not be paying any of these expenses.

          SEC registration fee                        $   1,878.47
          Printing and mailing expenses               $     500.00
          Reimbursable expenses of placement agents   $  31,579.47
          Legal fees and expenses                     $   5,000.00
          Accounting fees and expenses                $   2,000.00
          Listing fees                                $   7,890.89
          Stock transfer agent fees                   $     317.50
                                                      ------------
          Total                                       $  49,186.33
                                                      ============


Item 15. Indemnification of Directors and Officers.

Limitation of Director Liability

     The Colorado Business Corporation Act allows a Colorado corporation to eliminate or limit the personal liability of a director to his corporation or to its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liabilities arising from any breach of the director's duty of loyalty to the corporation or its shareholders, from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, from any transaction from which the director derived an improper personal benefit, or from any other act, omission or transaction as to which the Colorado Business Corporation Act prohibits the elimination or limitation of liability. Our Amended and Restated Articles of Incorporation (the "Articles") contain such a provision limiting director liability.

Indemnification of Directors, Officers and Others

     The Colorado Business Corporation Act allows a corporation to indemnify its directors, officers, employees, fiduciaries and agents against liability in certain situations. Our Articles provide that we will indemnify our directors, officers, employees, fiduciaries and agents (each, a "Proper Person" as defined in our Amended and Restated Bylaws (the "Bylaws")) to the maximum extent provided by law.

     Under the Colorado Business Corporation Act and our Articles, indemnification would be mandatory with respect to a director or officer who was wholly successful in defense of an action, suit or proceeding. As permitted by the Colorado Business Corporation Act, our Bylaws provide the following as to the indemnification of Proper Persons:

     - We will indemnify any Proper Person against reasonably incurred expenses, judgments, penalties, fines and amounts paid in settlement reasonably incurred by him in connection with an action, suit or proceeding if it is determined that he conducted himself in good faith and that he reasonably believed (i) in the case of conduct in his official capacity, that his conduct was in the Company's best interests, or (ii) in all other cases (except criminal cases), that his conduct was at least not opposed to the Company's best interests, or (iii) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful.

     - In proceedings brought by or in the right of the Company, indemnification will be limited to reasonable expenses incurred in connection with the proceeding.

     - No indemnification will be provided a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of the Company in which the Proper Person was adjudged to be liable to the Company on in any proceeding charging that the Proper Person derived an improper personal benefit, whether or not involving action in an official capacity, in which he was adjudged to be liable to the Company on the basis that he derived an improper personal benefit.

     Additional indemnification may be provided to officers, employees, fiduciaries or agents if they are not also directors, so long as such additional indemnification is provided for by general or specific action by the Board of Directors or shareholders or by contract and would not be inconsistent with public policy.

Insurance

     Under the Colorado Business Corporation Act and our Articles, the Company may obtain insurance on behalf of its directors, officers, employees, fiduciaries and agents against liabilities incurred by them in those capacities. We may maintain insurance to protect us and them against expenses, liabilities and losses whether or not we would have the power to indemnify them under Colorado law. We purchase and maintain directors' and officers' liability and company reimbursement liability insurance policies.

Item 16. Exhibits.

Exhibit
Number            Description
4.1      Specimen Common Stock Certificate (1)
4.2      Registration Rights Agreement dated October 21, 2005 (2)
5.1*     Opinion of Schuchat, Herzog & Brenman, LLC as to legality of the shares
23.1*    Consent of Hein & Associates LLP
23.2*    Consent of Schuchat, Herzog & Brenman, LLC (contained in Exhibit 5.1)


*  Previously filed.

---------------------
     (1) Incorporated by reference to Exhibit 4.1 to the Form 8-K dated October 21, 2005 filed on October 26, 2005.
     (2) Incorporated by reference to Exhibit 10.1 to the Form 8-K dated October 21, 2005 filed on October 26, 2005.


Item 17. Undertakings.

     The undersigned registrant will:

     (1) File, during any period in which it offers or sells securities, a post-effective amendment to this registration statement to:

          (i) Include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) Reflect in the prospectus any facts or events, which individually or together, represent a fundamental change in the information in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) Include any additional or changed material information on the plan of distribution.

     Note: The registrant, as a small business issuer, does not need to give the statements in subparagraphs (i), (ii) and (iii) above if the registration statement is on Form S-3, and the information required in a post-effective amendment is incorporated by reference from periodic reports filed by the registrant under the Securities Exchange Act of 1934 or is contained in a form of prospectus filed pursuant to Rule 424(b) that is deemed part of and included in the registration statement.

     (2) For determining any liability under the Securities Act, treat each such post-effective amendment as a new registration statement of the securities offered, and the offering of the securities at that time to be the initial bona fide offering.

     (3) File a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

     (4) For determining liability of the undersigned small business issuer under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned small business issuer undertakes that in a primary offering of securities of the undersigned small business issuer pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned small business issuer will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

          (i) Any preliminary prospectus or prospectus of the undersigned small business issuer relating to the offering required to be filed pursuant to Rule 424;

          (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned small business issuer or used or referred to by the undersigned small business issuer;

          (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned small business issuer or its securities provided by or on behalf of the undersigned small business issuer; and

          (iv) Any other communication that is an offer in the offering made by the undersigned small business issuer to the purchaser.

     For the purpose of determining liability under the Securities Act to any purchaser:

     (i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

     (ii) Each prospectus required to be filed pursuant to Rule 424(b)(2),
(b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in this prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant hereby certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement and any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Littleton, State of Colorado on January 20, 2006.

                                             ADA-ES, INC.


Date:  January 20, 2006                      /s/  Michael D. Durham
                                             -----------------------------------
                                             President and Chief Executive
                                             Officer


Date:  January 20, 2006                      /s/  Mark H. McKinnies
                                             -----------------------------------
                                             Mark H. McKinnies, Principal
                                             Financial and Accounting Officer

     Pursuant to the requirements of the Securities Exchange Act of 1933, as amended, this Registration Statement and any amendment thereto has been signed below by the following persons in the capacities and on the dates indicated.

Date: January 20, 2006                       /s/  Ramon E. Bisque
                                             -----------------------------------
                                             Ramon E. Bisque, Director

Date: January 20, 2006                       /s/  Duane N. Bloom
                                             -----------------------------------
                                             Duane N. Bloom, Director

Date: January 20, 2006                       /s/  Michael D. Durham
                                             -----------------------------------
                                             Michael D. Durham, Director

Date: January 20, 2006                       /s/  Ronald B. Johnson
                                             -----------------------------------
                                             Ronald B. Johnson, Director

Date: January 20, 2006                       /s/  Robert H. Lowdermilk
                                             -----------------------------------
                                             Robert H. Lowdermilk, Director

Date: January 20, 2006                       /s/  Mark H. McKinnies
                                             -----------------------------------
                                             Mark H. McKinnies, Director

Date: January 20, 2006
                                             -----------------------------------
                                             Rollie J. Peterson, Director

Date: January 20, 2006
                                             -----------------------------------
                                             Jeffrey C. Smith, Director